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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As Independent Public Accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 6, 2001, included in InterDigital Communications Corporation's Form 10-K for the year ended December 31, 2000.

                                               /s/ Arthur Andersen LLP

Philadelphia, Pennsylvania
July 31, 2001